SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) December 20, 2002

                           NEWELL RUBBERMAID INC.
             (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-9608             36-3514169
   (State of Other Jurisdiction       (Commission         (IRS Employer
        of Incorporation)             File Number)       Identification
                                                             No.)


   29 East Stephenson Street  Freeport, Illinois     61032-0943
     (Address Principal Executive Offices)           (Zip Code)

     Registrant's telephone number, including area code:  (815) 235-4171







   Item 5.   Other Events.

        The opinion of Schiff Hardin & Waite filed herewith is incorporated by reference into the Company's Registration Statement on Form S-3 (Nos. 333-88050).


   Item 7.   Financial Statements, Pro Forma Financial Statements and
   Exhibits

        (c)  Exhibits.

             (99) Opinion of Schiff Hardin & Waite







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.


   Date:  December 20, 2002           By:   /s/ Dale L. Matschullat
                                            -----------------------------
                                            Dale L. Matschullat
                                            Vice President - General
                                            Counsel







                                EXHIBIT INDEX


   Exhibit No.         Description
   -----------         -----------

   99                  Opinion of Schiff Hardin & Waite